SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. __)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement
   [X]  Definitive Proxy Statement

   [  ] Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                            CONCORDE VALUE FUND, INC.
                (Name of Registrant as Specified in its Charter)

                            CONCORDE VALUE FUND, INC.
                   (Name of person(s) Filing Proxy Statement)

   Payment of Filing Fee (Check the appropriate box):

   [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
        6(j)(2).


   [  ] $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        4)   Proposed maximum aggregate value of transaction:

   _______________

   (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                            CONCORDE VALUE FUND, INC.

                            1500 Three Lincoln Centre
                                5430 LBJ Freeway
                              Dallas, Texas  75240


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 17, 1995



   To the Shareholders of
     CONCORDE VALUE FUND, INC.

             NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of CONCORDE VALUE FUND, INC. (the "Fund") will be held at Concorde Financial Corporation, 5430 LBJ Freeway, Suite #1500, Dallas, Texas, 75240, on Friday, the 17th day of November, 1995, at 10:00 A.M. for the following purposes:

             1. To approve an amendment to the Articles of Incorporation of the Fund to change the name of the Fund from "Concorde Value Fund, Inc." to "Concorde Funds, Inc."

             2. To transact such other business as may properly come before the meeting or any adjournments thereof.

             Only shareholders of record at the close of business on October 4, 1995, the record date for this meeting, shall be entitled to notice of and to vote at the meeting or any adjournments thereof.

             YOUR VOTE IS IMPORTANT AND ALL SHAREHOLDERS ARE ASKED TO BE PRESENT IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE USING THE ENCLOSED STAMPED ENVELOPE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE FUND IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                                      By Order of the Board of Directors



                                      GARY B. WOOD, Ph.D.
                                         President

   Dallas, Texas

   October 18, 1995

                            CONCORDE VALUE FUND, INC.

                            1500 Three Lincoln Centre
                                5430 LBJ Freeway
                               Dallas, Texas 75240
               __________________________________________________

                                 PROXY STATEMENT

             The enclosed proxy is being solicited by and on behalf of the Board of Directors of Concorde Value Fund, Inc. (the "Fund") for use at the Special Meeting of Shareholders to be held at Concorde Financial Corporation, 5430 LBJ Freeway, Suite #1500, Dallas, Texas 75240, on Friday, the 17th day of November, 1995 at 10:00 A.M. and at any adjournments thereof (the "Meeting"), for the purposes set forth in the attached Notice of Special Meeting of Shareholders.

             Whether you expect to be personally present at the Meeting or not, please complete, sign, date and return the accompanying form of proxy. Timely executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted for the proposals set forth in the Notice of Annual Meeting of Shareholders. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving notice thereof to the Fund in writing (by subsequent proxy or otherwise), but if not so revoked, the shares represented by the proxy will be voted at the Meeting. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.


             Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Fund may solicit by telephone, telegraph and personally. Such officers and employees will not be specifically paid for these services. The cost of solicitation including preparing, assembling and mailing the proxy material will be borne by the Fund. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Fund on or about October 18, 1995.


             Only shareholders of record at the close of business on October 4, 1995 will be entitled to notice of and to vote at the Meeting. On that date, there were issued and outstanding 913,254 shares of Common Stock, $1.00 par value, of the Fund. The record holder of each outstanding share is entitled to one vote on all matters submitted to shareholders.


            THE FUND WILL FURNISH, WITHOUT CHARGE, ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1994 AND SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MARCH 31, 1995 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO ELIZABETH FOSTER AT THE ABOVE ADDRESS OR BY CALLING 1-800-338-1579.


                     PROPOSAL TO CHANGE THE NAME OF THE FUND

             The Board of Directors has proposed that the Fund's Articles of Incorporation be amended to change the name of the Fund from "Concorde Value Fund, Inc." to "Concorde Funds, Inc." The Board of Directors believes that the name should be changed to reflect that the Fund will become a series investment company as a result of resolutions adopted by the Board which authorize the Fund to operate one or more separate series of mutual funds. The Fund's authorized capital will continue to consist of a single class of 30,000,000 shares of Common Stock. The Common Stock, however, will be divisible into an unlimited number of series, each of which will represent a separate mutual fund. Pursuant to these resolutions, the Board of Directors has created two separate series of Common Stock, each of which is a separate mutual fund, namely Concorde Value Fund and Concorde Income Fund. Concorde Value Fund is the continuation of the original Concorde Value Fund, Inc.

             The proposed amendment to change the Fund's name must be approved by the affirmative vote of at least two-thirds (2/3) of the outstanding shares of the Fund entitled to vote at the Meeting. The failure to vote (whether by abstention, broker non-vote or otherwise) has the same effect as a vote against the proposal.

             The Board of Directors has unanimously approved the proposed change to the Fund's name and has determined that such change is in the best interests of the Fund and its shareholders. The Board of Directors recommends that shareholders of the Fund vote FOR the change in the Fund's name.


                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

             Set forth below is certain information at October 4, 1995 regarding the beneficial ownership of shares of the Fund by each director and executive officer of the Fund and persons who beneficially owned more than 5% of the then outstanding shares of the Fund, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.
                               Amount and Nature of
            Name of            Beneficial Ownership                 Percent
       Beneficial Owner     Sole Power   Shared Power  Aggregate   of Class

    I. David and Lee R.
     Bufkin
    Route 5 Box 390
    Brenham, Texas  77833      127,958            0    127,958        14.0%

    William E. Watson
    MDPA Pension Plan
    #3 Bent Tree Court
    Lufkin, Texas  75901       108,609            0    108,609        11.8%

    C. Wayne and Jane Nance
    214 North Bay EB
    Bullard, Texas  75757       88,005            0     88,005         9.6%

    Ralph and Deborah
     Cunningham
    #2 Saddleworth Estates
    Houston, Texas  77024       52,026            0     52,026         5.6%

    Gary B. Wood, Ph.D.          3,850            0      3,850           *

    John H. Wilson                   0            0          0           0

    Gilbert F. Hartwell         32,448            0     32,448         3.5%


    John R. Bradford, Ph.D.          0            0          0           0


    Elizabeth L. Foster             65            0         65           *

    Directors and executive
       officers as a group
       (5 persons)              36,363            0     36,363         3.9%
    _______________

    *    Less than 1%.


                               INVESTMENT ADVISOR

             The Fund's investment advisor is Concorde Financial Corporation, a Texas corporation with its principal offices located at 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240.


                                  OTHER MATTERS

             The Board of Directors of the Fund knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                              SHAREHOLDER PROPOSALS

             Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. Since the Fund will no longer have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                      By Order of the Board of Directors




                                      GARY B. WOOD, Ph.D.
                                         President
   Dallas, Texas

   October 18, 1995

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            CONCORDE VALUE FUND, INC.
                                November 17, 1995

             The undersigned hereby constitutes and appoints GARY B. WOOD and ELIZABETH L. FOSTER, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Special Meeting of Shareholders of CONCORDE VALUE FUND, INC. (the "Fund"), to be held at Concorde Financial Corporation, 5430 LBJ Freeway, Suite #1500, Dallas, Texas 75240 on November 17, 1995 at 10:00 a.m. and at any adjournments thereof, all shares of stock of the Fund which the undersigned is entitled to vote as follows:

             (1) To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund from "Concorde Value Fund, Inc." to "Concorde Funds, Inc."

              FOR  [_]          AGAINST  [_]          ABSTAIN  [_]

             (2) Upon such other business as may properly come before the meeting or any adjournment thereof.

                                 This proxy will be voted as specified.  IF
                                 NO SPECIFICATION IS MADE, THIS PROXY WILL BE
                                 VOTED FOR THE PROPOSAL AND IN THE DISCRETION
                                 OF THE PROXIES UPON SUCH OTHER BUSINESS AS
                                 MAY PROPERLY COME BEFORE THE MEETING.

                                 The signature on this proxy should
                                 correspond exactly with the name of the
                                 shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                 Dated     ____________________, 1995


                                 Signed    ___________________________


                                 Signed    ___________________________

   THIS PROXY IS SOLICITED ON BEHALF OF
   THE BOARD OF DIRECTORS OF CONCORDE
   VALUE FUND, INC.
   [_]  Please check here if you WILL be
        attending the meeting.